UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

March 28, 2006

Date of report (Date of earliest event reported)

ASCONI CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-23712	91-1395124
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

2200 Winter Springs Blvd, Suite 106-130, Oviedo, Florida 32765

(Address of principal executive offices) (Zip code)

(407) 679 9463

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On March 28, 2006, Asconi Corporation (“Company”) filed a Schedule 14C Preliminary Information Statement and a Schedule 13E-3 Transaction Statement with the Securities and Exchange Commission (“SEC”) describing a 1-for-30 reverse stock split (“Reverse Stock Split”) of the Company’s Common Stock. The purpose of the Reverse Stock Split is to position the Company to be able to terminate the registration of its Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) so that the Company would no longer be required to file periodic reports and other information with the SEC. If the transaction is consummated, the Company will continue future operations as a non-reporting company, thereby relieving it of the costs, administrative burdens and competitive disadvantages associated with operating as an SEC reporting company. The Company intends to accomplish this purpose by reducing the number of holders of record of its Common Stock to less than 300 by cashing out the fractional shares that are expected to result from the Reverse Stock Split.

Following the Reverse Stock Split, the Company anticipates that its shares of Common Stock will continue to be traded on the Pink Sheets Electronic Quotation Service under the current symbol “ASCD.PK”, but can make no assurances that any broker will make a market in the Company’s Common Stock.

Following any review by the SEC, the Company plans to disseminate a Definitive Information Statement to its stockholders and amend its Articles of Incorporation with the Nevada Secretary of State. The Company is unable to determine the exact effective date of the Reverse Stock Split at this time. Although the Company’s Board of Directors and stockholders have approved the Reverse Stock Split, the Board of Directors, in its sole discretion, reserves the right to abandon the Reverse Stock Split prior to its effective date if it determines that abandoning the Reverse Stock Split is in the best interests of the Company.

Attached hereto as Exhibit No. 99.1 and incorporated herein by reference is a copy of the Company’s press release issued today announcing the Reverse Stock Split.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release of Asconi Corporation dated March 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asconi Corporation

Date: March 28, 2006	By:	/s/ Nicolae Sterbets
Nicolae Sterbets
President and CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Asconi Corporation dated March 28, 2006.